UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440

Honolulu, Hawaii 96801

(Address of principal executive office and zip code)

(808) 525-6611

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 14, 2017, Alexander & Baldwin, Inc.’s (“A&B” or the “Company”) wholly owned subsidiary, Alexander & Baldwin REIT Holdings, Inc. (“A&B REIT Holdings”), filed a registration statement on Form S-4 with the Securities and Exchange Commission, which includes a preliminary proxy statement/prospectus relating to the proposed merger of A&B and A&B REIT Merger Corporation that is being undertaken in connection with the Company’s conversion to a real estate investment trust.

WHERE TO FIND ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A&B REIT Holdings has filed a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus relating to the proposed merger and other relevant documents in connection with the proposed merger. INVESTORS AND THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement/prospectus will be mailed to the Company’s shareholders prior to the meeting of shareholders at which the proposed merger will be submitted for a vote. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about the Company, A&B REIT Holdings and the proposed merger from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, after such documents have been filed with the SEC, copies of the preliminary proxy statement/prospectus and other filings containing information about the Company, A&B REIT Holdings and the proposed merger can be obtained without charge by sending a request to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention: Alyson J. Nakamura; by calling (808) 525-8450; or by accessing them on the Company’s web site at http://www.alexanderbaldwin.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the proposed merger. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus that A&B REIT Holdings has filed with the SEC and will be included in the definitive proxy statement/prospectus and other relevant documents that the Company and A&B REIT Holdings intend to file with the SEC in connection with the merger. Additional information about A&B’s directors and executive officers can be found in A&B’s definitive proxy statement filed with the SEC on March 13, 2017, and in A&B’s Annual Report on Form 10-K filed with the SEC on March 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

/s/ Nelson N.S. Chun
Nelson N.S. Chun
Senior Vice President and Chief Legal Officer

Dated: July 14, 2017